UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

WORTHINGTON ENTERPRISES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 438-3210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Worthington Enterprises, Inc. (the “Registrant”) conducted a conference call on March 26, 2025, beginning at approximately 8:30 a.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the third quarter of fiscal 2025 ended February 28, 2025. Additionally, the Registrant addressed certain issues related to the outlook for the Registrant and its subsidiaries and their respective markets. A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

In the conference call, the Registrant discussed financial measures prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial measures to provide investors with additional information that the Registrant believes allows for increased comparability of the performance of the Registrant’s ongoing operations from period to period. Specifically, the Registrant referred to adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) from continuing operations and adjusted EBITDA from continuing operations margin, each on a consolidated basis, for the Registrant's trailing 12 months (“TTM”) ended February 28, 2025. Adjusted EBITDA from continuing operations and adjusted EBITDA from continuing operations margin are non-GAAP financial measures used by management as measures of operating performance. EBITDA from continuing operations is calculated by adding or subtracting, as appropriate, interest expense, net, income tax expense and depreciation and amortization to/from net earnings from continuing operations attributable to controlling interest. Adjusted EBITDA from continuing operations is calculated by adding or subtracting, as appropriate, to/from EBITDA from continuing operations certain items that the Registrant believes are not necessarily indicative of the Registrant's operating performance, such as those listed in the table below and previously described in Exhibit 99.1 of the Registrant's Current Report on Form 8-K filed on March 25, 2025. TTM adjusted EBITDA from continuing operations margin is calculated by dividing TTM adjusted EBITDA from continuing operations by net sales. The table below provides a reconciliation from net earnings from continuing operations (the most comparable GAAP financial measure) to adjusted EBITDA from continuing operations, for the TTM ended February 28, 2025.

	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2025	2025	2025	2024
Net earnings (loss) from continuing operations (GAAP)	$39,339	$28,009	$24,008	$(31,784)
Plus: Net loss attributable to noncontrolling interest	324	251	245	263
Net earnings from continuing operations attributable to controlling interest	39,663	28,260	24,253	(31,521)
Interest expense (income), net	628	1,033	489	(9)
Income tax expense	13,240	9,100	6,782	4,986
EBIT (1)	53,531	38,393	31,524	(26,544)
Impairment of goodwill and long-lived assets	-	-	-	32,975
Restructuring and other expense, net	5,374	2,620	1,158	28,624
Separation costs	-	-	-	240
Non-cash settlement charges in miscellaneous expense	-	-	-	11,077
Pension settlement charge in equity income	-	-	-	1,040
Adjusted EBIT (1)	58,905	41,013	32,682	47,412
Depreciation and amortization	11,950	11,927	11,830	12,424
Stock-based compensation	2,924	3,273	3,925	3,332
Adjusted EBITDA from continuing operations (non-GAAP)	$73,779	$56,213	$48,437	$63,168

TTM adjusted EBITDA from continuing operations (non-GAAP)	$241,597

TTM net earnings from continuing operations margin (GAAP)	5.2%
TTM adjusted EBITDA from continuing operations margin (non-GAAP)	20.9%

(1)
EBIT and adjusted EBIT are non-GAAP financial measures. However, these measures are not used by management to evaluate the Registrant's performance, engage in financial and operational planning, or to determine incentive compensation. Instead, they are included as subtotals in the reconciliation of earnings (loss) before income taxes to adjusted EBITDA from continuing operations, which is a non-GAAP financial measure used by management.

During the conference call, the Registrant referred to free cash flow and free cash flow conversion for the TTM ended February 28, 2025. Free cash flow is a non-GAAP financial measure that management believes measures the Registrant's ability to generate cash beyond what is required for its business operations and capital expenditures. Free cash flow is calculated by subtracting investment in property, plant, and equipment from net cash provided by operating activities. Free cash flow conversion is calculated by dividing free cash flow by net earnings attributable to controlling interest. The following provides a reconciliation of net cash provided by operating activities (the most comparable GAAP financial measure) to free cash flow and the calculation of operating cash flow conversion (the most comparable GAAP financial measure) and free cash flow conversion for the TTM ended February 28, 2025.

	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter
(In thousands)	2025	2025	2025	2024
Net cash provided by operating activities (GAAP)	$57,131	$49,053	$41,146	$45,169
Investment in property, plant and equipment	(12,704)	(15,161)	(9,629)	(11,336)
Free cash flow (non-GAAP)	$44,427	$33,892	$31,517	$33,833

TTM net cash provided by operating activities (GAAP)	$192,499
TTM free cash flow (non-GAAP)	$143,669

TTM net earnings attributable to controlling interest (GAAP)	$60,655
TTM adjusted net earnings attributable to controlling interest (Non-GAAP)	$138,202

TTM operating cash flow conversion (GAAP)	317%
Free cash flow conversion (Non-GAAP) (1)	104%

During the conference call, the Registrant referred to the ratio of net debt to TTM adjusted EBITDA from continuing operations, which is a non-GAAP financial measure that is used by the Registrant as a measure of leverage. Net debt to TTM adjusted EBITDA from continuing operations is calculated by subtracting cash and cash equivalents from total debt (defined as the aggregate of short-term borrowings, current maturities of long-term debt and long-term debt) and dividing the sum by TTM adjusted EBITDA from continuing operations. The calculation of net debt to adjusted EBITDA from continuing operations for the TTM ended February 28, 2025, along with a reconciliation of net cash provided by operating activities (the most comparable GAAP financial measure) is outlined below.

	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter
	2025	2025	2025	2024
Net cash provided by operating activities	$57,131	$49,053	$41,146	$45,169
Adjustments:
Changes in assets and liabilities, net of impact of acquisitions	(6,738)	5,329	(3,493)	16,709
Interest expense, net	628	1,033	489	9
Income tax expense	13,240	9,100	6,782	4,986
Impairment of goodwill and long-lived assets	-	-	-	(32,975)
Benefit from (provision for) deferred income taxes	8,016	(2,682)	5,537	(1,919)
Impairment of investment in note receivable	-	-	-	(11,170)
Bad debt (expense) benefit	(1,128)	(2,069)	8	21
Equity in net income of unconsolidated affiliates, net of distributions	(3,089)	(4,268)	(3,453)	(2,552)
Net gain (loss) on sale of assets	21	508	18	(29,329)
Non-cash restructuring and other expense	-	(2,662)	-	-
Less: noncontrolling interest	324	251	245	263
EBITDA from continuing operations (1)	$68,405	$53,593	$47,279	$(10,788)
Adjustments:
Impairment of goodwill and long-lived assets	-	-	-	32,975
Restructuring and other expense, net	5,374	2,620	1,158	28,624
Separation costs	-	-	-	240
Non-cash settlement charges in miscellaneous expense	-	-	-	11,077
Pension settlement charge in equity income	-	-	-	1,040
Adjusted EBITDA from continuing operations (1)	$73,779	$56,213	$48,437	$63,168

(1)
Excludes the impact of noncontrolling interest

February 28,
(In thousands)	2025
Long-term debt	$293,921
Less: cash and cash equivalents	222,844
Net debt	$71,077

TTM adjusted EBITDA from continuing operations (non-GAAP)	$241,597

Net debt to TTM adjusted EBITDA from continuing operations (non-GAAP)	0.29

Additional non-GAAP financial measures referred to by the Registrant on the conference call, including reconciliations to the most comparable GAAP financial measures, are included in Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed on March 25, 2025. Such Exhibit 99.1 includes a copy of the Registrant’s news release issued on March 25, 2025 (the “Financial News Release”) reporting results for the three-month period ended February 28, 2025. The Financial News Release was made available on the Registrant’s website throughout the conference call and will remain available on the Registrant’s website for at least one year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are included with this Form 8‑K:

Exhibit No.	Description

99.1	Transcript of Worthington Enterprises, Inc. Earnings Conference Call for Third Quarter of Fiscal 2025 (Fiscal Quarter ended February 28, 2025), held on March 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON ENTERPRISES, INC.

Date:	March 28, 2025	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary